==============================================================================

                                 ANNUAL REPORT

                               -----------------
                               December 31, 2000
                               -----------------


                                The Value Line
                                  Fund, Inc.


                                    [LOGO]
                               -----------------
                                  VALUE LINE
                                   No-Load
                                    Mutual
                                    Funds

The Value Line Fund, Inc.

                                                              To Our Value Line
-------------------------------------------------------------------------------

To Our Shareholders:

The second half of 2000 provided one of the most challenging environments for equity investment we've seen in recent history. During this six-month period, the Value Line Fund lost 14.87%. For all of 2000, our Fund lost 15.35%.

During the second half, the equity markets reacted to a number of forces that combined to drive stock prices lower. First was the concern over corporate earnings that commenced in the third quarter and continued to frighten investors into the fourth quarter. The earnings weakness was a function of the fact that, beginning in the late summer, it became apparent that the U.S. economy (as well as those of several overseas markets) was experiencing much slower growth than we saw in the first half of the year (see our accompanying Economic Observations insert).

Other forces conspired to roil the markets during the second half. Rising energy prices drove up costs for Corporate America, and reduced overall levels of consumer confidence and consumers' ability to purchase goods and services. The currency in the European Union--the Euro--has continued its trend of weakening vis a vis the U.S. dollar, sapping competitiveness from American producers. And finally, the recent presidential election provided great amounts of uncertainty, both before election day and for several weeks thereafter, until the issue was finally settled in the courts.

From the perspective of early 2001, many of last year's problems seem to be behind us. It's true that economic growth is still weakening, and that will be a drag on corporate earnings during the opening quarters of the year. However we believe that the Federal Reserve will act aggressively to avert a hard landing (or possibly even a recession), and that the lower short-term interest rates that are the Fed's principal tool in pursuit of easier monetary policy will support the prices of both long Treasury bonds and common stocks. Moreover, every observation shows that there is no significant inflation threat in the U.S. economy (despite higher energy prices), and that should comfort the investment community. Finally, the aggressive Fed action that we expect should result in better economic growth and corporate earnings comparisons later in the year, providing additional positive expectations for the equity market.

As always, we appreciate your confidence in Value Line, and we wish you the best for a healthy and prosperous new year.

                              Sincerely,

                              /s/ Jean Bernhard Buttner

                              Jean Bernhard Buttner
                              Chairman and President

February 1, 2001
-------------------------------------------------------------------------------
2

                                                     The Value Line Fund, Inc.

Fund Shareholders
------------------------------------------------------------------------------

Economic Observations

The U.S. economy is now clearly faltering as we make our way through the first part of the new year. Evidence of this sharp deterioration in business strength can be found in the most recent figures on manufacturing, factory usage, and employment. Overall, we estimate that the economy will show little, if any, growth through the opening half of 2001. Thereafter, we would expect the rate of growth to quicken somewhat, with GDP increases averaging about 3% during the second half of the year.

Inflationary pressures, meanwhile, continue to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some increases in cost pressures could still evolve over the next few quarters, particularly if oil prices rise sharply in response to reduced energy production worldwide. The prospect of several quarters of very muted growth, at best, however, should reduce energy consumption, thereby helping to keep oil and gas prices from escalating over the course of the new year.

Meanwhile, the Federal Reserve, taking note of the current deterioration in the economy has been reducing interest rates aggressively, having now cut borrowing costs by a full percentage point through January of this year. The Fed's objective in reducing interest rates at this time is to give the economy a shot in the arm to try to avert a recession. Indeed, we believe that the Fed will continue to reduce rates in the months ahead until the threat of a recession passes, or if one should still develop to ensure that it is brief and mild.

*Performance Data:

                                                     Growth of
                                      Average        an Assumed
                                      Annual       Investment of
                                    Total Return      $10,000
                                    ------------   -------------
 1 year ended 12/31/00 ..........      -15.35%        $ 8,465
 5 years ended 12/31/00 .........      +13.96%        $19,218
10 years ended 12/31/00 .........      +14.98%        $40,377

* The performance data quoted represent past perfor-mance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The in-vestment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

------------------------------------------------------------------------------
                                                                             3

The Value Line Fund, Inc.

            COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                            IN THE VALUE LINE FUND
                         AND THE S&P 500 STOCK INDEX*

                           (From 1/1/91 to 12/31/00)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                        The Value Line Fund                   S & P 500 Index
                        -------------------                   ---------------
1/1/91                         $ 10,000                           $ 10,000
3/91                           $ 11,887                           $ 11,453
6/91                           $ 11,643                           $ 11,426
9/91                           $ 12,747                           $ 12,037
12/31/91                       $ 14,885                           $ 13,047
3/92                           $ 13,999                           $ 12,717
6/92                           $ 13,116                           $ 12,959
9/92                           $ 14,120                           $ 13,367
12/31/92                       $ 15,583                           $ 14,040
3/93                           $ 15,897                           $ 14,653
6/93                           $ 16,456                           $ 14,725
9/93                           $ 17,153                           $ 15,105
12/31/93                       $ 16,646                           $ 15,455
3/94                           $ 15,929                           $ 14,869
6/94                           $ 15,036                           $ 14,932
9/94                           $ 16,013                           $ 15,662
12/31/94                       $ 15,902                           $ 15,660
3/95                           $ 17,320                           $ 17,184
6/95                           $ 18,541                           $ 18,825
9/95                           $ 20,397                           $ 20,321
12/31/95                       $ 21,009                           $ 21,544
3/96                           $ 22,820                           $ 22,700
6/96                           $ 24,060                           $ 23,719
9/96                           $ 25,152                           $ 24,452
12/31/96                       $ 25,742                           $ 26,491
3/97                           $ 25,026                           $ 27,198
6/97                           $ 28,781                           $ 31,946
9/97                           $ 32,061                           $ 34,341
12/31/97                       $ 31,229                           $ 35,327
3/98                           $ 34,098                           $ 40,255
6/98                           $ 34,984                           $ 41,584
9/98                           $ 30,381                           $ 37,447
12/31/98                       $ 37,639                           $ 45,422
3/99                           $ 41,311                           $ 47,685
6/99                           $ 42,491                           $ 51,046
9/99                           $ 40,613                           $ 47,859
12/31/99                       $ 47,701                           $ 54,980
3/00                           $ 49,936                           $ 56,241
6/00                           $ 47,429                           $ 54,747
9/00                           $ 47,411                           $ 54,216
12/31/2000                     $ 40,377                           $ 49,974


                           (From 1/1/91 to 12/31/00)

* The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.

------------------------------------------------------------------------------
4

                                                     The Value Line Fund, Inc.


Portfolio Highlights at December 31, 2000 (unaudited)
------------------------------------------------------------------------------
Ten Largest Holdings

                                                                                  Value       Percentage of
Issue                                                              Shares    (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------
American International Group, Inc. ...........................      150,000      $14,784          3.8%
EMC Corp. ....................................................      220,000       14,630          3.8
Omnicom Group, Inc. ..........................................      175,000       14,503          3.8
Amgen Inc. ...................................................      190,000       12,148          3.1
AES Corp. (The) ..............................................      200,000       11,075          2.9
Kohl's Corp. .................................................      170,000       10,370          2.7
Citigroup, Inc. ..............................................      200,000       10,212          2.6
Tellabs, Inc. ................................................      175,000        9,887          2.6
Schwab (Charles) Corp. .......................................      337,500        9,577          2.5
RadioShack Corp. .............................................      200,000        8,563          2.2

Five Largest Industry Categories
                                                                   Value      Percentage of
Industry                                                      (in thousands)   Net Assets
-----------------------------------------------------------------------------------------------------------

Drug .........................................................     $ 33.301        8.6%
Computer & Peripherals .......................................       32,167        8.3
Financial Services-Diversified ...............................       31,589        8.2
Telecommunications Equipment .................................       23,906        6.2
Retail-Special Lines .........................................       23,727        6.1

Five Largest Net Security Purchases*

                                                                   Cost
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------
Northrop Grumman Corp. .......................................      $ 4,829
AnnTaylor Stores Corp. .......................................        4,371
Yahoo! Inc, ..................................................        3,767
BJ Services Co. ..............................................        2,449
Anadarko Petroleum Corp. .....................................        2,449

Five Largest Net Security Sales*

                                                                 Proceeds
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------

Target Corp. .................................................      $ 8,445
Electronic Arts Inc. .........................................        7,290
Honeywell International, Inc. ................................        7,184
Clear Channel Communications, Inc. ...........................        6,019
Computer Associates International, Inc. ......................        3,589

* For the six month period ended 12/31/00

------------------------------------------------------------------------------
                                                                             5

The Value Line Fund, Inc.

Schedule of Investments
-------------------------------------------------------------------------------
                                                                       Value
Shares                                                            (in thousands)
-------------------------------------------------------------------------------

COMMON STOCKS (96.5%)

          ADVERTISING (3.8%)
175,000  Omnicom Group, Inc.........................................  $ 14,503

          AEROSPACE/
            DEFENSE (1.3%)
  60,000  Northrop Grumman Corp.....................................     4,980

          BANK (3.1%)
  60,000  State Street Corp.........................................     7,452
  75,000  Zions Bancorporation......................................     4,683
                                                                         -----
                                                                        12,135

          BANK-MIDWEST (3.0%)
 135,000  Fifth Third Bancorp.......................................     8,066
 145,000  Firstar Corp..............................................     3,371
                                                                        ------
                                                                        11,437
          BEVERAGE-
            SOFT DRINK (0.6%)
  45,000  PepsiCo, Inc..............................................     2,230

          COMPUTER AND
            PERIPHERALS (8.3%)
 200,000  Cisco Systems, Inc.*......................................     7,650
 255,000  Dell Computer Corp.*......................................     4,447
 220,000  EMC Corp.*................................................    14,630
  64,000  International Business
            Machines Corp...........................................     5,440
                                                                        ------
                                                                        32,167

          COMPUTER SOFTWARE &
            SERVICES (5.9%)
 120,000  Adobe Systems, Inc........................................     6,983
  33,000  BEA Systems, Inc.*........................................     2,221
  75,000  Fiserv, Inc.*.............................................     3,558
  70,000  Microsoft Corp.*..........................................     3,036
  90,000  Oracle Corp.*.............................................     2,616
  60,000  Paychex, Inc..............................................     2,917
  24,000  Siebel Systems, Inc.*.....................................     1,623
                                                                        ------
                                                                        22,954

          DIVERSIFIED
            COMPANIES (1.4%)
 100,000  Tyco International Ltd....................................   $ 5,550

          DRUG (8.6%)
 190,000  Amgen Inc.*...............................................    12,148
  90,000  Biogen, Inc.*.............................................     5,406
  46,000  Merck & Co., Inc..........................................     4,307
 150,000  Pfizer, Inc...............................................     6,900
  80,000  Schering-Plough Corp......................................     4,540
                                                                        ------
                                                                        33,301

          DRUGSTORE (1.6%)
 100,000  CVS Corp..................................................     5,994

          ELECTRIC
            UTILITY-CENTRAL (2.9%)
 200,000  AES Corp. (The)*..........................................    11,075

          ELECTRICAL
            EQUIPMENT (2.7%)
  60,000  Corning Inc...............................................     3,169
 150,000  General Electric Co.......................................     7,190
                                                                        ------
                                                                        10,359

          ELECTRONICS (0.3%)
  32,000  JDS Uniphase Corp.*.......................................     1,334

          ENTERTAINMENT (1.6%)
  70,000  Time Warner, Inc..........................................     3,657
  50,000  Viacom, Inc. Class "A"*...................................     2,350
                                                                         -----
                                                                         6,007
          FINANCIAL SERVICES-
            DIVERSIFIED (8.2%)
 120,000  American Express Co.......................................     6,593
 150,000  American International
            Group, Inc..............................................    14,784
 200,000  Citigroup, Inc............................................    10,212
                                                                        ------
                                                                        31,589

------------------------------------------------------------------------------
6

                                                     The Value Line Fund, Inc.

                                                             December 31, 2000
-------------------------------------------------------------------------------
                                                                       Value
Shares                                                            (in thousands)
-------------------------------------------------------------------------------

          GROCERY (1.9%)
 115,000  Safeway Inc.*.............................................   $ 7,188

          INTERNET (2.1%)
 200,000  America Online, Inc.*.....................................     6,960
  40,000  Yahoo! Inc.*..............................................     1,207
                                                                        ------
                                                                         8,167

          MEDICAL SERVICES (2.0%)
 180,000  HCA-The Healthcare
            Company.................................................     7,922

          MEDICAL SUPPLIES (4.6%)
 140,000  Guidant Corp.*............................................     7,551
  40,000  Johnson & Johnson.........................................     4,203
 100,000  Medtronic, Inc............................................     6,037
                                                                        ------
                                                                        17,791

          METALS & MINING-
            GENERAL (1.0%)
 110,000  Alcoa, Inc................................................     3,685

          OILFIELD SERVICES/
            EQUIPMENT (1.7%)
  40,000  BJ Services Co.*..........................................     2,755
  30,000  Cooper Cameron Corp.*.....................................     1,982
  45,000  Noble Drilling Corp.*.....................................     1,955
                                                                         -----
                                                                         6,692

          PETROLEUM-
            PRODUCING (1.8%)
  40,000  Anadarko Petroleum Corp...................................     2,843
  60,000  Apache Corp...............................................     4,204
                                                                         -----
                                                                         7,047
          PRECISION
            INSTRUMENT (0.3%)
  40,500  KLA-Tencor Corp.*.........................................     1,364

          RECREATION (2.0%)
 200,000  Harley-Davidson, Inc......................................     7,950

          RETAIL BUILDING
            SUPPLY (0.7%)
  60,000  Lowe's Companies, Inc.....................................   $ 2,670

          RETAIL-SPECIAL
            LINES (6.1%)
 110,000  AnnTaylor Stores Corp.*...................................     2,743
 250,000  Bed Bath & Beyond Inc.*...................................     5,594
 160,000  Intimate Brands, Inc. Class "A"...........................     2,400
 200,000  RadioShack Corp...........................................     8,563
 140,000  Tiffany & Co..............................................     4,427
                                                                        ------
                                                                        23,727

          RETAIL STORE (5.2%)
 124,000  Costco Wholesale Corp.*...................................     4,952
 170,000  Kohl's Corp.*.............................................    10,370
  90,000  Wal-Mart Stores, Inc......................................     4,781
                                                                        ------
                                                                        20,103

          SECURITIES
            BROKERAGE (2.5%)
 337,500  Schwab (Charles) Corp.....................................     9,577

          SEMICONDUCTOR (2.9%)
 180,000  Intel Corp................................................     5,445
  72,000  PMC-Sierra, Inc.*.........................................     5,661
                                                                        ------
                                                                        11,106

          SEMICONDUCTOR
            CAPITAL
            EQUIPMENT (1.6%)
 130,000  Altera Corp.*.............................................     3,421
  70,000  Applied Materials, Inc.*..................................     2,673
                                                                         -----
                                                                         6,094

          TELECOMMUNICATIONS
            EQUIPMENT (6.2%)
 320,000  ADC Telecom-
            munications, Inc.*......................................     5,800
 100,000  QUALCOMM Inc.*............................................     8,219
 175,000  Tellabs, Inc.*............................................     9,887
                                                                        ------
                                                                        23,906

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                                                                             7

The Value Line Fund, Inc.

Schedule of Investments                                      December 31, 2000
------------------------------------------------------------------------------

          TELECOMMUNICATION
            SERVICES (0.6%)
  25,000  Telephone & Data
            Systems, Inc............................................   $ 2,250
                                                                       -------

          TOTAL COMMON STOCKS
            AND TOTAL INVESTMENT
            SECURITIES  (96.5%)
          (Cost $208,189,000) ......................................   372,854
                                                                       -------


                                                                      Value
  Principal                                                       (in thousands
   Amounts                                                          except per
(in thousands)                                                     share amount)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.2%)
(including accrued interest)
$16,100   Collateralized by $16,005,000
            U.S. Treasury Notes 6.625%,
            due 4/30/02, with a value of
            $16,418,000 (with State
            Street Bank & Trust Company
            5.85%, dated 12/29/00,
            due 1/2/01, delivery value
            $16,110,465)............................................  $ 16,108

LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS
(-0.7%)   ..........................................................    (2.556)
                                                                      --------
NET ASSETS (100%) ..................................................  $386,406
                                                                      ========


NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($386,405,547 / 18,078,367 shares of
capital stock outstanding) .........................................   $ 21.37
                                                                       =======


* Non-income producing.
See Notes to Financial Statements

------------------------------------------------------------------------------
8

                                                     The Value Line Fund, Inc.

Statement of Assets
and Liabilities at December 31, 2000
-------------------------------------------------------------------------------

                                                                 (In thousands
                                                                except per share
                                                                     amount)
                                                                ---------------
Assets:
Investment securities, at value
  (Cost-$208,189)..................................................  $ 372,854
Repurchase agreement

  (Cost-$16,108) ..................................................     16,108
Cash ..............................................................         81
Dividends receivable ..............................................        160
Receivable for capital shares sold ................................         19
Prepaid insurance expense .........................................          2
                                                                     ---------
      Total Assets ................................................    389,224
                                                                     ---------
Liabilities:
Payable for capital shares
  repurchased......................................................      2,470
Accrued expenses:
  Advisory fee ....................................................        223
  Service and distribution plan
    fees payable ..................................................         84
  Other ...........................................................         41
                                                                     ---------
      Total Liabilities ...........................................      2,818
                                                                     ---------
Net Assets ........................................................  $ 386,406
                                                                     =========

Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  18,078,367 shares) ..............................................   $ 18,078
Additional paid-in capital ........................................    203,515
Undistributed net realized gain
  on investments...................................................        148
Net unrealized appreciation
  of investments ..................................................    164,665
                                                                     ---------
Net Assets ........................................................  $ 386,406
                                                                     =========

Net Asset Value, Offering and
  Redemption Price per Outstanding
  Share ($386,405,547/18,078,367
  shares outstanding) .............................................  $  21.37
                                                                     ========

                                                                  (In thousands)
                                                                   ------------
Investment Income:
Dividends ........................................................   $ 1,608
Interest .........................................................     1,234
                                                                     -------
    Total Income .................................................     2,842
                                                                     -------
Expenses:
Advisory fee .....................................................     3,057
Service and distribution plan fees ...............................       565
Transfer agent fees ..............................................       170
Custodian fees ...................................................        53
Postage ..........................................................        46
Printing .........................................................        46
Auditing and legal fees ..........................................        44
Insurance, dues and other ........................................        36
Registration and filing fees .....................................        28
Telephone ........................................................        27
Directors' fees and expenses .....................................        18
                                                                    --------
    Total Expenses before
      Custody Credits ............................................     4,090
    Less: Custody Credits ........................................        (5)
                                                                    --------
    Net Expenses .................................................     4,085
                                                                    --------
Net Investment Loss ..............................................    (1,243)
                                                                    --------
Net Realized and Unrealized Gain
  (Loss) on Investments:
  Net Realized Gain ..............................................     6,153
  Change in Net Unrealized
    Appreciation .................................................   (75,441)
                                                                   ---------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments .................................................   (69,288)
                                                                   ---------
Net Decrease in Net Assets
  from Operations ................................................ $ (70,531)
                                                                   ==========

See Notes to Financial Statements.
-------------------------------------------------------------------------------
                                                                             9

The Value Line Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2000 and 1999
------------------------------------------------------------------------------

                                                                              2000             1999
                                                                           --------------------------
                                                                                  (In thousands)
Operations:
  Net investment loss .................................................    $  (1,243)          $ (397)
  Net realized gain on investments ....................................        6,153           42,895
  Change in net unrealized appreciation ...............................      (75,441)          66,475
                                                                           --------------------------
  Net (decrease) increase in net assets from operations ...............      (70,531)         108,973
                                                                           --------------------------

Distributions to Shareholders:
  Net realized gain from investment transactions ......................      (15,087)         (41,730)
                                                                           --------------------------

Capital Share Transactions:
  Proceeds from sale of shares ........................................      386,212          505,761
  Proceeds from reinvestment of distributions to shareholders .........       14,226           39,058
  Cost of shares repurchased ..........................................     (423,879)        (535,036)
                                                                           --------------------------
  (Decrease) increase from capital share transactions .................      (23,441)           9,783
                                                                           --------------------------
Total (Decrease) Increase in Net Assets ...............................     (109,059)          77,026

Net Assets:
Beginning of year .....................................................      495,465          418,439
                                                                           --------------------------
End of year ...........................................................    $ 386,406        $ 495,465
                                                                           ==========================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

The Value Line Fund, Inc.

Notes to Financial Statements                                 December 31, 2000
-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securiites are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


------------------------------------------------------------------------------

The Value Line Fund, Inc.

Notes to Financial Statements
------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                               Year Ended     Year Ended
                              December 31,   December 31,
                                   2000          1999

                               -------------------------
Shares sold ................      15,085      20,467
Shares issued to shareholders
  in reinvestment of
  distributions ............         658       1,549
                                 --------------------
                                  15,743      22,016
Shares repurchased..........      16,540      21,616
                                 --------------------
Net  (decrease) increase ...        (797)        400
                                 --------------------
Distributions per share from
  net realized gains........       $ .86      $2.358
                                 ===================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                      Year Ended
                                     December 31,
                                         2000
                                    --------------
                                    (in thousands)

PURCHASES:
Investment Securities................  $ 76,538
                                       ========

SALES:

Investment Securities................  $109,309
                                       ========


At December 31, 2000, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $224,297,000. The aggregate appreciation and depreciation of investments at December 31, 2000, based on a comparison of investment values and their costs for federal income tax purposes was $177,293,000 and $12,628,000, respectively, resulting in a net appreciation of $164,665,000.

Permanent book-tax differences relating to current year net operating loss are reclassified within the composition of net asset accounts. In the current year the Fund reclassified $1,243,000 from accumulated net investment loss to additional paid-in-capital. Net investment loss, net realized gain, and net assets were not affected by this reclassification.

During the year ended December 31, 2000, as permitted under federal income tax regulations, the Fund elected to defer $2,120,000 of Post-October net capital losses to the next taxable year.

4.   Investment  Advisory  Contract,  Management  Fees and  Transactions  With
     Affiliates

An advisory fee of $3,057,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2000. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

------------------------------------------------------------------------------
12

The Value Line Fund, Inc.

                                                             December 31, 2000
------------------------------------------------------------------------------

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 2000, the Fund paid brokerage commissions totalling $113,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 1,013,256 shares of the Fund's capital stock, representing 5.6% of the outstanding shares at December 31, 2000. In addition, certain officers and directors of the Fund owned 108,717 shares of the Fund, representing 0.6% of the outstanding shares.

At a special meeting of shareholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates the distributor for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $565,000 were paid or payable to the distributor under this Plan for the period July 1 to December 31, 2000.

------------------------------------------------------------------------------
                                                                            13

The Value Line Fund, Inc.

Financial Highlights
------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                              Years Ended December 31,
                                                 ----------------------------------------------------------------------------------
                                                    2000                  1999                 1998          1997            1996
                                                 ----------------------------------------------------------------------------------
Net asset value, beginning of year ...........   $     26.25        $     22.65        $     19.29     $     19.29     $     17.63
                                                 ---------------------------------------------------------------------------------
  Income (loss) from investment operations:

    Net investment income (loss) .............          (.07)              (.02)               .03             .14             .11
    Net gains or losses on securities
      (both realized and unrealized) .........         (3.95)              5.98               3.85            3.79            3.88
                                                 ---------------------------------------------------------------------------------
  Total from investment operations ...........         (4.02)              5.96               3.88            3.93            3.99
                                                 ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income .......          --                 --                 (.03)           (.14)           (.11)
  Distributions from capital gains ...........          (.86)             (2.36)              (.49)          (3.79)          (2.22)
                                                 ---------------------------------------------------------------------------------
  Total distributions ........................          (.86)             (2.36)              (.52)          (3.93)          (2.33)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year .................   $     21.37        $     26.25        $     22.65     $     19.29     $     19.29
                                                 ==================================================================================
Total return .................................       -15.35%              26.74%             20.25%          21.59%          22.52%
                                                 ==================================================================================



Ratios/Supplemental Data:
Net assets, end of year (in thousands) .......   $   386,406        $   495,465        $   418,439     $   382,431     $   348,871
Ratio of expenses to average net assets ......           .89%(1)            .76%(1)            .77%            .78%            .80%
Ratio of net investment income (loss) to
  average net assets .........................          (.27)%             (.09%)              .16%            .63%            .55%
Portfolio turnover rate ......................            17%                36%                98%             68%             54%


(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

See Notes to Financial Statements.

------------------------------------------------------------------------------
14

The Value Line Fund, Inc.

Report of Independent Accountants
------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Value Line Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 9, 2001

------------------------------------------------------------------------------
                                                                            15

The Value Line Fund, Inc.

                        The Value Line Family of Funds
------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986-- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                       #516225